Caution Regarding Forward-Looking Statements and Reg G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in (i) Entergy's Form 10-K for the year ended December 31, 2007, (ii) Entergy's Form 10-Q for the quarterly periods ended March 31, June 30, and September 30, 2008 and (iii) Entergy's other reports and filings made under the Securities Exchange Act of 1934, (b) the uncertainties associated with efforts to remediate the effects of Hurricanes Gustav and Ike and recovery of costs associated with restoration, and (c) the following transactional factors (in addition to others described elsewhere in this presentation and in subsequent securities filings): (i) risks inherent in the contemplated spin-off, joint venture and related transactions (including the level of debt to be incurred by Enexus Energy Corporation and the terms and costs related thereto), (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements. Entergy cannot provide any assurances that the spin-off or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transactions are subject to certain conditions precedent, including regulatory approvals and the final approval by the Board of Directors of Entergy.

This presentation includes the non-GAAP measures of operational earnings, operational return on equity and earnings before interest, income taxes, depreciation and amortization and interest and dividend income (EBITDA) when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measure. These reconciliations can be found on slides 16, 17, 37, 38 and 56. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Entergy's Asset Portfolio and POV-Focused Business Model

Entergy's Legacy Positions

Entergy's Businesses
- 30,000 MW electric generating capacity
- 2nd largest U.S. nuclear generator
- 2.7 million customers
- $11 billion revenues
- 14,300 employees

Non-Utility Nuclear
- ▲ 6 non-utility units owned at 5 sites (4,998 MW)
- △ 1 plant managed (800 MW)
- ~50% of 08 earnings guidance midpoint



Spin-Off

Utility
- 6 electric utilities (5 regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- 23,250 MW of generating capacity
- 15,500 miles of transmission lines
- ~50% of 08 earnings guidance midpoint (includes Parent & Other)

Non-Nuclear Wholesale Assets
- ● ~1,350 MW non-nuclear wholesale capacity owned

Entergy's Business Model



Supply/Demand Environment
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislation/Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Operational Excellence
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Produce Products/ Services
Achieve Productivity
Manage Relationships
Competitor/ Industry Standards
Driven by:
Markets
Skills
Scale
Scope
Positions

Entergy's POV Strategy Is Adaptive



2008 Hurricanes
Gustav and Ike
Historic Financial Market Turmoil
...AND AGAIN
Spin-Off: Non-Utility Nuclear Business
THE WORLD CHANGES AGAIN
2005 Hurricanes
Katrina and Rita
In: EK Trading, Gulf South Pipeline
In: Merger
ACQUIRE SKILLS, ASSETS
Out: EK Trading, Gulf South Pipeline
In: Non-Utility Nuclear Plants, Turbines
THE WORLD CHANGES
Failed Merger
DIVEST TO REINVEST
Failed Business: Power Development; Cancel and Write off Turbines
POWER LOSS
May 1998
$23 1/4
Share Price

POV Strategy Aims to Create Value; Progress Since 1998 Demonstrates What's Possible



Shareholder Value
2Q1998 – 2007; $B
Operational Earnings: $0.5B in 1998 vs. $1.2B in 2007
Market Capitalization: $7.1B at 6/98 vs. $23.1B at 12/2007
2Q98
98
99
00
01
02
03
04
05
06
07
$18.2B
Invested Capital
$19.3B
Market Cap
Investment, Net of Asset Sales*
Distributions to Shareholders**

As-Reported Earnings
$0.7B $1.1B

* Construction / capital expenditures, AFUDC, payment for purchase of plant, and investment in non-utility properties, less depreciation and amortization and proceeds from sale of assets and businesses

** Common dividends and repurchase of common stock, less proceeds from issuance of common stock

Entergy Is More Than a Collection of Assets

Storm Restoration Leadership

EDISON ELECTRIC INSTITUTE

Emergency Awards

Every year since inception

– 2000, 2001, 2003, 2004, 2005, 2006, 2007, 2008 (Assistance)

– 1999, 2002, 2006 (Response)

Corporate Governance Leadership

Corporate Governance Quotient

Outperformed All Utilities & 98.5% of S&P 500

RiskMetrics Group

GovernanceMetrics International

10.0

Highest Rating (1% of 4,200 Companies)

--2008: Second Year in a Row

Forbes.com

The Good Bookkeepers



Environmental Leadership

Dow Jones Sustainability Indexes

--Since 2003

Only U.S. Utility Named to Worldwide Index

Climate Disclosure Leadership Index (CDLI)

--2008: Fifth Year in a Row



2007 Climate Protection Award

sam 2008 silver class

Sustainability Yearbook recognizes top 15% in sector world-wide

Entergy Has a POV on Climate Change

Entergy Guiding Principles

The risk is real; we need to act now to stabilize at 450 ppm: 60-80% reductions by 2050

Use an economy-wide, market based approach (preferably cap and trade or tax) to find most efficient solutions

We need to build in permanent low-income protection from the start, funded by CO_2 allowance sales or CO_2 tax revenues

- EITC or other rebates



Other Views

The science is too uncertain to justify the cost to the economy

We shouldn't act until the developing world agrees to limits

Income inequality should be dealt with separately, not through environmental legislation

Entergy's POV on Climate Change Continued

Entergy Guiding Principles

We need a strong but sustainable price signal to stimulate investment in efficiency and new technology

- Preferably cap and trade, with a high "price ceiling," or a CO_2 tax
- Either way, $50/ton by 2020

U.S. policy must be informed by global reality

- Part of the solution will need to be a technology fix for existing coal plants
- Can't meet the goal through efficiency and/or renewables alone – or through new nuclear alone



Other Views

Don't set a price signal until we have the control technology

$50 price is too high – it will kill the economy

$50 may be too low – don't set a "price ceiling" at all

"Climate Fed" to set the price

This is a plan for Entergy to get rich with its non-utility nuclear plants

We can solve the problem relatively cheaply by investing in efficiency and renewables

We should build new clean coal (IGCC) and nuclear to replace existing coal

Entergy's Position on Climate Change Reflects Its Commitment to Making a Difference

Entergy's CO_2 Emissions – Actual Emissions
1990 – 2020E; million tons CO_2

Illustrative



120
110
100
90
80
70
60
50
40
30
20
10
0
Growth Trajectory
Commitments
1st Commitment Results
23% below
& 6% below 90
65M
32M tons avoided by early action
33M
Stabilize at 2000 levels
Actual
Stabilize at 20% below 2000 levels
90
92
94
96
98
00
02
04
06
08E
10E
12E
14E
16E
18E
20E

Proposed Spin-Off of Non-Utility Nuclear Business Was an Outcome of the Adaptive POV Strategy

Transaction Overview

Spin-Off Overview	On November 5, 2007, Entergy announced intentions to separate the non-utility nuclear business into a new entity named Enexus Energy • Tax-free spin-off of 100% of Enexus' common shares to Entergy shareholders; separate, publicly-traded company • In addition, Entergy and Enexus intend to enter into a nuclear joint venture, EquaGen, with equal ownership • Subject to final approvals, including Entergy Board of Directors
Financing Overview	Enexus expects to be capitalized with ~$4.5B of notes • ~$3B exchangeable into Enexus notes, plus additional proceeds to repay inter-company loans to Entergy • Enexus will retain the remainder for working capital and general corporate purposes Senior secured revolving credit facility, cash and other credit support mechanisms expected to support liquidity requirements
Timing	In response to unprecedented turmoil in the financial markets, Entergy has adopted a rolling readiness posture regarding spin timing

Three Businesses Operate Post-Spin



enexus
EQUAGEN
Entergy
50%
Owners
50%
100% Owner
Fleet Operator CEO
100% Owner
Operated By
CNO
Utility, Other Subs
The only pure-play Nuclear GenCo proposition meeting environmental/ energy needs; Long-green: carbon credits, capacity, energy, natural gas, cash
A premier nuclear operator business proposition
A unique growth proposition, meeting customer needs with cash from investment grade operation and 3rd party financing/ ownership

Why Spin-Off?
Rationale Is Unchanged

Motivation for Separation
November 2007 vs. Today

Factor	Rationale	Then	Today
Risk Reduction	Isolate the utilities from commodity risks inherent in the non-utility nuclear business	✓	✓
Capital Structure	Optimize the capital structures of both companies and reinforce capital discipline	✓	✓
Hedging Flexibility	Greater commodity hedging flexibility	✓	✓
Incentivize Management	More focused management incentives linked to performance of each business	✓	✓
M&A	Greater flexibility to participate in M&A	✓	✓

Other Potential Value Unchanged As Well

Potential to Capture Other Shareholder Value
November 2007 vs. Today

Factor	Rationale	Then	Today
Shareholder Base	Ability to appeal more directly to natural shareholder bases	✓	✓
Minimize Equity Cost	Minimize corporate cost of equity	✓	✓
Option Value	Provide shareholders the optionality of making independent buy / sell decisions for Enexus and Entergy	✓	✓
Research	Separate equity research coverage	✓	✓
Scarcity Value	Crystallize scarcity value of baseload generation / pure nuclear / CO_2 story	✓	✓

State Regulatory Decisions and Financing Are Now the Critical Path

Regulatory / Financing Status

Initiative	3Q08 Earnings Call Status	What's Left
FERC	Spin Approved	Done
NRC	Spin Approved	Done
IRS	Private Letter Ruling Issued	Done
SEC	In Progress	• Final Form 10 amendments
New York	In Progress ✓ Procedural schedule complete ✓ No hearings to be conducted	• ALJs recommendation • NYPSC order
Vermont	In Progress ✓ Procedural schedule complete	• VPSB decision
Financing	In Progress ✓ Credit facility commitment letters >$1B	• Execute credit facility • Obtain financing ratings • Pre-spin / final financing

Financing Strategy Shifting to "Windows"

High Yield New Issuance
Jan 2006 – Oct 2008; $B



Market "Windows"
15
22
4
2
7
19
11
2
2
1
3
5
12
10
2
1
2
1
FY06 1H07 Jul 07 Aug Sep Oct Nov Dec Jan 08 Feb Mar Apr May Jun Jul Aug Sep Oct
Monthly Average

Source: Informa Global Watch

High Yield Default Rates
1998 – 2008E; %



15
10
5
0
98 00 02 04 06 08E

Source: Standard & Poor's

Secondary High Yield Spreads
Jul 2008 – Oct 2008; bps



1,600
1,400
1,200
1,000
800
0
1,200
1,100
1,000
900
800
700
0
HY Market Index (cash spread)
HYCDX10 (synthetic spread)
Jul Aug Sep Oct

Source: Markit and Yield Book

Monitoring Several Signposts for Market Windows

Signs for Market Improvement

- Price stability across all markets
- Improved market sentiment
- Narrowing credit spreads
- Improved secondary trading levels
- Reduction in bids wanted in competition
- Increase in high yield new issuance volume
- Substantial reduction in debt backlog

No Longer Major Concern

Company Overview Summary

- Entergy emphasizes operational excellence across its legacy positions while cultivating value through portfolio management
- Unique opportunities are pursued through actions driven by our dynamic point of view
- Entergy is defined by leadership across a range of issues
- The non-utility nuclear spin-off reflects another example of Entergy's willingness to act on its point of view

Reg G Reconciliations

ETR Consolidated Earnings Reconciliation of GAAP to Non-GAAP Measures 1998 ($ millions)		1998
Consolidated As-Reported Earnings	(a)	739
Preferred Dividends		47
As-Reported Earnings (including preferred dividends)	(b)	786
Less Special Items		
Utility, Parent & Other		
Regulatory and reserve adjustments		(97)
Total Utility, Parent & Other Special Items	(c)	(97)
Competitive Businesses Special Items		
Int'l Distribution - foreign tax benefits		117
Int'l Distribution - gain on sale of London Electricity		247
Int'l Distribution - gain on sale of CitiPower		19
Int'l Distribution - CitiPower prior period tax adjustment		(7)
EPMC - Power Company of America non-performance		(27)
Retail - Efficient Solutions write-off		(36)
EPG - non-cash charge related to Asia operations		(21)
Total Competitive Business Special Items	(d)	292
Total Special Items	(c)+(d)=(e)	195
Consolidated Operational Earnings	(a)-(e)	544

Reg G Reconciliations

ETR Consolidated Earnings Reconciliation of GAAP to Non-GAAP Measures 2007			
		2007	
		($ millions)	($/share)
Consolidated As-Reported Earnings	(a)	1,135	5.60
Less Special Items			
Utility, Parent & Other			
Nuclear alignment		(14)	(0.07)
Total Utility, Parent & Other Special Items	(b)	(14)	(0.07)
Competitive Businesses Special Items			
Entergy Nuclear			
Nuclear alignment		(18)	(0.09)
Total Competitive Business Special Items	(c)	(18)	(0.09)
Total Special Items	(b)+(c)	(32)	(0.16)
Consolidated Operational Earnings	(a)-((b)+(c))	1,167	5.76

Entergy Post-Spin: A Position of Advantage

Entergy

Post-Spin Financial Aspirations Through 2012

Owners' Profile
6 – 8% EPS CAGR
(3 – 4% Utility)
70 – 75% div payout
$2.5B* repurchase capacity

Customer Rate Profile
Base rate path less than inflation

Top-Quartile Total Shareholder Return

Credit Profile
Investment grade with flexibility to manage risk and act on opportunities

Aspirations are grounded in operational excellence and are achievable even in distressed markets and economic downturns through the execution of a strategy that is robust across a range of outcomes

The Entergy Advantage

- ✓ Operational excellence capabilities, particularly in emergency response
- ✓ Clean utility generation fleet
- ✓ Voluntary commitment to the environment seven years ago
- ✓ Portfolio transformation opportunity
- ✓ POV strategy enabling early mover positions

* Of the $2.5B post-spin capacity, $0.5B was authorized in 1/08; Amounts purchased pre-spin will reduce post-spin capacity

A Utility of Diversified Load and Generation

2007 Statistics

- Customers:
  - Electric 2.7M, Gas 0.2M
- Revenues: $9.3B (incl. $4.3B Fuel)
- Billed Sales: 108TWh
  - Res 31%, Comm'l / Gov't 28%
  - Ind 36%, Wholesale 6%
- Sources of Energy: 115TWh
  - Nuclear 36%, Coal 13%
  - Purchased Power 30%
  - Gas / Oil / Hydro 21%
- Generation Portfolio: 23,250MW*
  - Nuclear 22%, Coal 10%
  - Gas / Oil / Hydro 68%
- Transmission:
  - 15,500 Miles (incl. >500KV)*
  - 195,000 Service Schedules



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy New Orleans
Entergy Texas
Entergy Gulf States Louisiana

Load Requirements vs. Regional Supply; GW



60
40
20
0
Merchant
Entergy Peak Load
Supply Sources

* As of 11/5/08

Utility Retail Regulation Offers Challenges and Opportunities

Arkansas – APSC
- 3 Commissioners
- Appointed by Governor, including Chair
- 6 year terms, staggered

Louisiana – LPSC
- 5 Commissioners
- Elected, Chair selected by peers for 1 year term
- 6 year terms, staggered

Texas – PUCT
- 3 Commissioners
- Appointed by Governor, including Chair
- 6 year terms, staggered



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy Gulf States Louisiana
Entergy New Orleans

Mississippi – MPSC
- 3 Commissioners
- Elected, Chair rotates every 2 years
- 4 year terms, concurrent

New Orleans – CCNO
- 7 Council Members
- Elected, President selected by peers from two at large seats
- 4 year terms, concurrent (2 term limit)

Utility Financial Profile Reflects the Solid Look of Regulated Investments

Returns
Operational ROE; %


As-Reported
12
8
4
0
98
99
00
01
02
03
04
05
06
07

Investing
Capital Spending; $B


Depreciation
1.6
1.2
0.8
0.4
0.0
98
99
00
01
02
03
04
05
06
07
Maintenance
Other

Leverage
Debt to Capital Ratio; %


60
45
30
15
0
98
99
00
01
02
03
04
05
06
07

Funding
Operating Cash Flow; $B


Hurricanes
2.8
2.1
1.4
0.7
0.0
-0.7
98
99
00
01
02
03
04
05
06
07
Net Income
Dep'n, Amort., Decomm.
Other

Operational, Growth, and Rate Structure Indicators Are All Favorable

Service Outage Statistics
1998 vs. 2007; % change

Frequency SAIFI	Duration SAIDI	Regulatory Complaints
Down 49%	Down 34%	Down 87%

Productive Rate Base Growth
Acquisitions; $/kW


Perryville
$235/kW
(6/05)


Attala
$231/kW
(1/06)


Calcasieu
$205/kW
(3/08)


Ouachita
$325/kW
(9/08)

Retail Rates
1998 – 2007; Residential $/MWh



120
90
60
30
0
Fuel
Base
98
99
00
01
02
03
04
05
06
07

Aspiration: Base Rate Path Less Than Inflation

Progress Against 2008 Utility Initiatives Has Been Notable

Legend: Rates | Storm/Other | Portfolio Transformation

Arkansas



Start — Complete

- Resolve EAI rate case appeal during 2H08
  - ✓ Oral arguments scheduled for 11/19/08
- [Complete] Complete Ouachita acquisition by end of 08

Louisiana



- [Complete] Complete securitization process (~$1B storm damage/reserves)
- Obtain Little Gypsy Phase II regulatory approvals
  - ✓ Resumed/supplemented on 10/16/08 following temporary suspension
- [Complete] Complete Calcasieu acquisition
- [Complete] Obtain approval for Ouachita capacity purchase
- Obtain approval for Waterford 3 steam generator project
  - ✓ Requested 11/7/08 stipulated hearing for settlement term sheet
- Elect to extend ELL/EGSL FRPs in 4Q08 or take alternate action
- [Complete] File COL* for new nuclear plant at River Bend in 2H08
- [Complete] File ENOI rate case in 7/08 pursuant to Storm Settlement

* Combined construction and operating license (COL)

Utility 2008 Initiatives – More Progress

Rates | Storm/Other | Portfolio Transformation

Mississippi



Start | Complete

Complete – File COL for new nuclear plant at Grand Gulf in 2/08
- ✓ New baseload legislation enacted in MS in 5/08

File EMI rate case in 2H08
- ✓ Deferred from 08

Texas



Resolve ETI rate case
- ✓ ALJs recommended approval of ETI Non-Unanimous Settlement (NUS)
- ✓ On 11/5/08, PUCT rejected NUS; Ordered case returned for full hearings to begin within next 30 days

Seek determination of appropriate Qualified Power Region
- ✓ SPP to finalize/submit its report to PUCT in 12/08
- ✓ Updated ERCOT/SERC studies to be supplied

System



Ongoing – Continue to evaluate future System Agreement Successor Arrangement as alternative to EAI stand-alone in 2013 and EMI stand-alone in 2015
- ✓ Proposed framework outlined in testimony filed 10/1/08
- ✓ Discussion of framework has begun through meetings with staffs and/or advisors of regulatory commissions

Record-Setting Hurricanes Gustav and Ike Created Disruptions


Gustav 9/1/08

Peak Counts

May Storm Drill Included

Back-to-Back Strikes with Texas Landfall


Ike 9/13/08

Transmission Lines Out


182
344
241
238
Katrina
Rita
Gustav
Ike

Transmission Substations Out


263
443
354
383
Katrina
Rita
Gustav
Ike

Transformers


3,478
2,301
4,349
2,900
Katrina
Rita
Gustav
Ike

Distribution Poles Destroyed


17,400
11,500
10,900
10,300
Katrina
Rita
Gustav
Ike

Distribution Circuit Miles


28,500
43,800
53,185
31,819
Katrina
Rita
Gustav
Ike

Customer Outages (thousands)


1,091
800
964
705
Katrina
Rita
Gustav
Ike

Entergy's Storm Restoration Response Was Once Again Record-Setting

Hurricanes Katrina, Rita, Gustav and Ike Restorations
Customers Outages by Day off Peak Count; thousands



Katrina
Rita
Gustav
Ike
1,000
900
800
700
600
500
400
300
200
100
Peak* 1 2 3 4 5 6 7 8 9 10
Down 56%
85%* Complete:
Gustav Day 8
Ike Day 7
Katrina Day 16
Rita Day 13

Reportable Incidents: Including Lost-Time, Restricted Duty, Medical Attention and No Fatalities for Entergy Employees, Contractors and Off-System Crews

* *Excludes extended restoration customers; Rita 800 start is net of continued Katrina restorations in progress*

Preliminary Recovery Strategies Are Shaping Up

Timeline to Finalize *Illustrative*

Storm Recovery



Arkansas: $24-35M (Gustav/Ike)
Recovery Plan Filing
Done
Also Includes Other 08 Storms
12/08
Order
Temporary Surcharge
1/09-12/09
$$$
Louisiana: $515-610M
Access Storm Reserves
Done In the Bank
Deferral/ Interim Carrying Cost Order
Done
1Q09
Filing
Order
CDBG App.
???
CDBG $$$
Financing Order
Securitization and/or Rates
1Q10
$$$
New Orleans: $41-55M
Access Storm Reserves
Done In the Bank
Filing
Evaluating Options, Including Current Rate Case
Order
Rates and/or Storm Reserves
2Q09
$$$
Mississippi: $10-15M
Evaluate Storm Reserves
Threshold Met?
If threshold not met, recover through ordinary ratemaking (FRP/rate case)
$$$
Texas: $435-510M
Legislation
Securitization
Filing
Spring 09
Order
CDBG App.
???
CDBG $$$
Financing Order
Securitization
12/09-1Q10
$$$

Current Economic and Financial Uncertainties Call for a Pause in Long-Term Resource Planning

New Build Cost Uncertainty?

Economy Ripple Effects?


CAUTION!

Demand and Energy Requirements?

Financial Market Conditions?

Short Position Long-term Resources 2008: 3+ GW

While the Utility business continues to have long-term resource needs, the majority can be managed through shorter-term procurements for a period of time providing opportunity to reassess the market

Market Indicators Have Fallen Sharply

Power
DAM; $/MWh


130
110
90
70
50
30
10
NE
ETR
Source: Platts
J-05
J-06
J-07
J-08

Natural Gas
Henry Hub; $/MMbtu


18
15
12
9
6
3
0
Cash Gas
2009 Nymex Strip
Source: Platts
J-05
J-06
J-07
J-08

Stock Indices
Indexed (1/1/08 = 100)


110
100
90
80
70
60
50
S&P 500
UTY
ETR
Source: Bloomberg
Jan
Apr
Jul
Oct

10 Yr Credit Rates
%


14
12
10
8
6
4
2
0
Treasury
BBB
BB
B
Source: Bloomberg
02 03 04 05 06 07 08

Aluminum
Spot; $/MT


9,500
8,000
6,500
5,000
3,500
2,000
500
Source: Bloomberg
J-05
J-06
J-07
J-08

Copper
Spot; $/MT


3,500
3,000
2,500
2,000
1,500
1,000
500
Source: Bloomberg
J-05
J-06
J-07
J-08

Steel
Scrap spot; $/MT


700
600
500
400
300
200
100
0
Source: Bloomberg
J-05
J-06
J-07
J-08

Market Volatility
VIX; %


90
75
60
45
30
15
0
Source: Bloomberg
Jan
Apr
Jul
Oct

Recessionary Effects Typically Cause Retail Usage to Slow or Decline for Short Periods

Retail Electricity Usage
1973 – 2007; GWh



4,500
4,000
3,500
3,000
2,500
2,000
1,500
110
105
100
95
90
85
80
ETR
U.S.
74
79
84
89
94
99
04

Source: EIA, ETR (1999 – 2007 Sales)

U.S. Retail Electricity Usage Growth
1974 – 2007; YoY% change



8%
6%
4%
2%
0%
-2%
-4%
74
80
86
92
98
04
Recessionary Period

Source: EIA

Near-Term Utility Sales May Experience Slow Growth, But Permanent Demand Destruction Remains Unlikely

Usage by Industry Segment

Segment	% of Sales	Key Drivers or Trends
Chemicals	31	Bolstered by falling natural gas feedstock prices, but recent strengthening of dollar and global softening will drive down exports
Petroleum Refining	18	Fundamentals and margins are weakening
Pulp & Paper	7	Weak demand and rising global competition
Primary Metals	4	Declining metals prices; sensitive to global economic retrenchment
Pipelines	2	Remains sensitive to energy prices; positives from strong gas basis across system and generation additions
Wood	2	Housing downturn is hurting
Food	1	Easing cost pressures with dropping fuel and fertilizer costs
All Other	35	
Total	100	

Changing Commodity Price Environment May Alter Technology Choice

Technology Choice

Illustrative



New Nuclear Preferred
Combined Cycle Gas Preferred
Technology Preference Line
Increasing CO_2 Prices
Pulverized Coal Preferred
50% Probability Line
Increasing Gas Prices
Increasing Capital Costs

The Utility Will Re-engage the Market in the Future When There Is More Clarity



Supply Plan Portfolio Decisions
2008E Supply Requirements*; GW, % of Peak
GW % of Peak
25 120
20 96
15 72
10 48
5 24
0 0
Reserve Requirement (16.8%)
Peaking
Intermediate
Core Load Following
Base
0 20 40 60 80 100
% of Annual Hours Load Is Exceeded
Requirements
Obligation to Provide Service
CT; Small scale gas turbine
CT; CCGT
CCGT; Coal
CCGT; Coal; Nuclear
Buy
Build
Lease
PPA

Separate Operational Decisions from Regulatory/Financial Decisions

Regulatory Recovery

- Purchases (Perryville, Attala, Calcasieu, Ouachita) pre-approved as condition to close; recovered in rates via FRP, rider, fuel
- Little Gypsy pre-approved with monitoring plan; seeking cash earnings on CWIP
- New Nuclear supported by LPSC General Order and Mississippi legislation

Future Alternative Financing Options

- Latent equity
- Securitization
- On-sheet debt
- Non-recourse/off-sheet credit
- 3rd party equity

* Forecasted firm load plus 16.8% reserve margin; Currently owned units and long-term contracted resources only

Long-Term Financial Aspirations Remain Unchanged, Including Meeting Wayne's Value Challenge

Entergy's Goal



~X 2
Portfolio Mgt
Repurchases
Organic Growth
ETR Pre-Spin
Utility Pre-Spin
ETR Aspiration Post-Spin

Value Potential
% of Total

Illustrative



~25% Repurchases
~30% Challenge
~25% Organic Growth
~20% ~$6B Investment Opportunity

+ Optimize Balance Sheet for Flexibility

Utility Capital Plan
1998 – 2008E; $B



3.0
2.4
1.8
1.2
0.6
0.0
98
00
02
04
06
08E
Forward

Ample Investment Opportunity Next 5-10 Years
$5-10B G
$1-2B T

- GenCo?
- ERCOT/SPP Interconnect?
- EquaGen Growth?
- Tap Latent Equity?
- New Nuclear?
- TX ROA/Unbundling?
- Opportunistic Development?
- Other?

Superior Risk Management Will Be the Key to Success

Risk

Financial Aspirations (through 2012)

Operations

Measure and Manage Risks

- *Operational*
- *Construction*
- *Environmental*
- *Regulatory*
- *Commodity*
- *Financial*
- *Event*



6 – 8% Earnings Growth

Top-Quartile TSR

70 – 75% Dividend Payout

Inv. Grade Credit; Lower Risk Profile

Obligation to Serve

- *Safety first*
- *Acquire generation to meet needs*
- *Best-in-Class utility operations*
- *Customer satisfaction*

Entergy Utilities Summary

- As a multi-jurisdictional utility, Entergy has both challenges and opportunities
- 2008 took shape as a year of solid progress against a diverse set of initiatives
- Once again, Entergy demonstrated storm restoration leadership in response to back-to-back strikes from major hurricanes, with fastest / safest restorations on record
- Long-term resource planning will proceed when there is more clarity on current economic and financial uncertainties
- Financial aspirations remain intact as our robust POV creates flexibility to act

Reg G Reconciliations

Utility Return on Average Common Equity
Reconciliation of GAAP to Non-GAAP Measures
1998, 1999, 2000, 2001, 2003, and 2007
($ millions)

		1998	1999	2000	2001	2003	2007
As-Reported Earnings	(a)	481.8	511.0	586.6	550.2	468.1	882.7
Less Special Items							
EGSI-TX regulatory reserve		(38.3)	-	-	-	-	-
EGSI-LA fuel review reserve		(8.6)	-	-	-	-	-
EGSI-LA earnings review reserve		(51.3)	-	-	-	-	-
Change in unbilled revenue estimate		-	31.8	-	-	-	-
Depreciation adjustment		-	10.8	-	-	-	-
Regulatory reserves		-	(65.1)	-	-	-	-
FERC refund adjustments		-	(19.8)	-	-	-	-
ELI Delaney reserve		-	-	(21.5)	-	-	-
Merger		-	-	-	(2.4)	-	-
SFAS 143 implementation		-	-	-	-	(21.3)	-
River Bend abeyed loss		-	-	-	-	(65.6)	-
Voluntary severance plan		-	-	-	-	(70.1)	-
EGS/EOI reallocation based on severance accrual %		-	-	-	-	-	-
Nuclear alignment		-	-	-	-	-	(13.7)
Total Special Items	(b)	(87.2)	(42.3)	(21.5)	(2.4)	(157.0)	(13.7)
Operational Earnings	(a)-(b)	578.1	553.3	608.1	552.6	628.1	896.4
Average Common Equity	(c)	5,172.7	5,187.8	5,268.2	5,480.6	5,422.0	8,438.7
ROE - As-Reported	(a)/(c)	9.3%	9.9%	11.1%	10.0%	8.7%	10.5%
ROE - Operational	[(a)-(b)]/(c)	11.2%	10.7%	11.6%	10.1%	11.6%	10.6%

Certain prior year data has been reclassified to conform with current year presentation.

Enexus Targets Balanced Aspirations for a One of a Kind Company

Today's Energy – Tomorrow's Solution

enexus

Financial Aspirations Through 2012

- ✓ **Financial Profile: $2B EBITDA*** (existing portfolio)
- ✓ **Capital Deployment Profile: Up to $0.5 – 1B** annual repurchase, investment, and/or debt repayment capacity
- ✓ **Credit Profile:** Strong merchant credit (relative to others)

Financial

Owners' distribution;
Credit quality;
Strong cash flow;
Substantial liquidity

Top-Quartile Total Shareholder Return

Continuing Growth

Near-term:
Optimizing current assets
Long-term:
Acquiring new assets

"Best Practice" Performance

Top-Quartile safety and reliability performance;
Industry and regulatory relationships

Built on operating excellence, Enexus is poised to enhance a financial success story through a spin-off that creates options for its owners and new opportunities for its business

* *EBITDA = Net income plus interest expense, income taxes, depreciation and amortization and miscellaneous other income less other income*

Enexus Nuclear Fleet


FitzPatrick – 838 MW
Acquired November 2000
Palisades – 798 MW
Acquired April 2007
Vermont Yankee – 605 MW
Acquired July 2002
Cooper – 800 MW
Contracted*
September 2003
Pilgrim – 688 MW
Acquired July 1999
Indian Point, Unit 2 – 1,028 MW
Acquired September 2001
Indian Point, Unit 3 – 1,041 MW
Acquired November 2000
New England
Independent System Operator "ISO-NE" control area
New York
Independent System Operator "NYISO" control area
Midwest
Independent System Operator "MISO" control area

* Enexus will provide plant operation support services for the Cooper nuclear station, which is owned by a third party

Enexus Business Highlights

Operational	Financial
✔ Record of safe, secure and efficient operations	✔ Simple business model
✔ Low fuel cost and no CO_2 cost exposure	✔ Low leverage
✔ Attractive power markets	✔ Substantial free cash flow
✔ Strong case for license renewals	✔ Substantial liquidity

✔ Near and long-term growth opportunities

Nuclear Performance Marked by a Strong Track Record

Capability Factor
%


76
92
21%
97
07

Refueling Outage Duration
Days


89
31
65%
97
07

INPO* Index
#


55
90
64%
97
07

Production Cost
$/MWh


27.00
20.09
26%
97
07

Note: Data includes the Palisades plant but excludes the Cooper plant; 1997 data (pre-Entergy ownership of the assets) is based upon published reports; Operational data is based upon 18/24 month cycle; Production costs are based on a three-year average

** Institute of Nuclear Power Operations*

Low Fuel Cost Provides Nuclear with Strong Baseload Profile

U.S. Fuel Costs
2007; Cents/KWh


6.78
6.29
0.49
2.47
1.91
0.56
1.76
0.47
1.29
Gas
Coal
Nuclear
Fuel Costs
Operations and Maintenance Cost

Source: Ventyx: Velocity Suite

Marginal Fuel
2007; NYISO & ISO-NE Regions


Other Fuels – 5%
Gas and Oil – 95%

Note: 2007 volume weighted average Henry Hub gas price: $6.96 per MMBtu

Nuclear Has No CO_2 Cost Exposure


Incremental Cost of Generation
$/MWh
60
50
40
30
20
10
0
0
10
20
30
40
50
Subcritical Coal w/o
CO2 capture
Gas Combined Cycle w/o
CO2 capture
Nuclear
Cost of CO2 ($/ton)

Source: "Cost and Performance Baseline for Fossil Energy Plants", DOE National Energy Technology Laboratory, May 2007
Emission assumptions: Subcritical coal w/o CO_2 capture – 1.02 tons/MWh; Natural gas CC w/o CO_2 capture – 0.39 tons/MWh, Nuclear – no CO_2 emissions

Regions Served Reflect Shrinking Reserve Margins

Projected Demand Growth
2008E – 2016E; GW



40
35
30
25
CAGR 0.8%
CAGR 1.7%
08E 09E 10E 11E 12E 13E 14E 15E 16E
NYISO
ISO-NE

Supply Growth Constraints

- State and local political / regulatory considerations
- Uncertainty around carbon legislation / impact on new fossil plants
- Construction and commodity costs recently at all-time highs
- Siting / permitting is expensive and time consuming
- Transmission constraints

Shrinking Reserve Margins

NYISO*
2008E – 2016E; %



25
20
15
10
5
0
Minimum NYISO Reserve Margin: 15%
08E 09E 10E 11E 12E 13E 14E 15E 16E

ISO-NE**
2008E – 2016E; %



25
20
15
10
5
0
Minimum ISO-NE Reserve Margin: 16%
08E 09E 10E 11E 12E 13E 14E 15E 16E

** NYISO – New York Independent System Operator; Data as of May 2008*
*** ISO-NE – ISO New England; Margin has been steady in recent years*

Note: The temporary increase in the reserve margin for 2010 is due to the results of the Forward Capacity Auction #1 held in February 2008, which added 1,188 MW of capacity through demand response and 626 MW of capacity through new supply resources

Enexus Energy Markets Are Attractive

Markets and Nearest Hub

2008; % of Total MW


MISO
08 Contract Price
$44/MWh
NYISO Zone A*
08 ATC Price
$59/MWh
NEPOOL
MASS Hub
08 ATC Price
$73/MWh
NYISO Zone G*
08 ATC Price
$75/MWh
16
17
26
41

Energy Sold Forward

2012; % of Total MW


Unhedged
MISO
NEPOOL
MASS Hub
NYISO Zone G
NYISO Zone A
100
100
Bal 08
12E

Select Contract Terms

Palisades –

- 15-year bundled capacity and energy contract expiring in 2022
- Carbon value sharing triggered by law creating a tradable attribute with market value
  - 100% thru 10th PPA anniversary
  - 50% thereafter for PPA duration

Vermont Yankee –

- 510 MW life-of-unit bundled capacity and energy contract expiring in 2012
- License renewal value sharing provision for 10 years (2012 through 2022)
  - 50% of energy sales above $61/MWh, with annual strike price adjustments based on 3 indices

Indian Point 3 / FitzPatrick –

- Annual NYPA value sharing payment not to exceed $72M thru 2014 based on MWh output up to 82% capacity factor

* *NYISO Zones A&G are proxies for FitzPatrick and Indian Point which are physically located in Zones C and H, respectively*

Source: NYMEX Clearport for Dec 08 ATC Price as of 11/4/08

Enexus Capacity Markets Continue to Develop

Markets
2008; % of Total MW


MISO
16
26
58
NEPOOL
08-09 Price
(FCM)
$3.71/kW-mo.
NYISO - ROS
Summer 08 Price
$2.68/kW-mo.

Capacity Sold Forward
2012; % of Total MW


100
100
Unhedged
MISO
NEPOOL
NYISO - ROS
Bal 08
12E

Source: Published prices per ISO-NE, NYISO

Capacity Market Opportunities

Palisades –
- 15-year bundled capacity and energy contract expiring in 2022
- MISO began operations in 2005 as an energy-only market
  - Bilateral contracts capture energy and capacity in many instances
- MISO considered capacity and ancillary services market, but stakeholders yet to agree on design

Vermont Yankee –
- 510 MW life of unit bundled capacity and energy contract expiring 2012
- FCM conducted first auction in 1Q08
  - More capacity cleared than required; $4.50/kW-mo. minimum clearing price reduced to ~$4.25/kW-mo.

Indian Point 2 & 3 / FitzPatrick –
- Capacity available for contracting
- New York State Reliability Council indicates that Lower Hudson Valley (Zone G) may need additional 1,050 MW over next 10 years

Market Prices Have Retreated From Summer 2008 Highs While Heat Rates Have Increased


NYISO Zone A
ATC Forward Prices ($/MWh)
EEI 2007
Analyst Conference
90
80
70
60
50
2009
2010
2011
1/07
2/07
3/07
4/07
5/07
6/07
7/07
8/07
9/07
10/07
11/07
12/07
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08


NYISO Zone A
Implied Delivered Heat Rate (Btu/KWh)
EEI 2007
Analyst Conference
7,100
6,700
6,300
5,900
5,500
2009
2010
2011
1/07
2/07
3/07
4/07
5/07
6/07
7/07
8/07
9/07
10/07
11/07
12/07
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08

Market Prices and Heat Rates Are Roughly In Line With EEI 2007 Levels

NYISO Zone G
ATC Forward Prices ($/MWh)



EEI 2007
Analyst Conference
132
114
96
78
60
2009
2010
2011
1/07
2/07
3/07
4/07
5/07
6/07
7/07
8/07
9/07
10/07
11/07
12/07
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08

NYISO Zone G
Implied Delivered Heat Rate (Btu/KWh)



EEI 2007
Analyst Conference
9,100
8,700
8,300
7,900
7,500
2009
2010
2011
1/07
2/07
3/07
4/07
5/07
6/07
7/07
8/07
9/07
10/07
11/07
12/07
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08

Market Prices and Heat Rates Are Roughly In Line With EEI 2007 Levels

NEPOOL MASS Hub
ATC Forward Prices ($/MWh)


EEI 2007
Analyst Conference
122
104
86
68
50
2009
2010
2011
1/07
2/07
3/07
4/07
5/07
6/07
7/07
8/07
9/07
10/07
11/07
12/07
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08

NEPOOL MASS Hub
Implied Delivered Heat Rate (Btu/KWh)


EEI 2007
Analyst Conference
9,100
8,700
8,300
7,900
7,500
2009
2010
2011
1/07
2/07
3/07
4/07
5/07
6/07
7/07
8/07
9/07
10/07
11/07
12/07
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08

Some Minimum Hedge Levels Are Good Business

Minimum Hedge Level

The "Opportunity"

Load-Serving Entities

- Palisades through 2022 (17% of production)
- On-going relationships with large load-serving entities (~ 30-35% of production)

→ ~50% minimum hedge level

Credit / Liquidity Considerations

- Credit ratings
- Debt service coverage
- Liquidity adequacy
- Optimal cost of liquidity
- Strong cushion to protect against downside scenarios

→ Potentially Increased Hedging

To Hedge or Not

- View of current and forward power markets
- Shaped by CO_2, capacity markets, heat rates, transmission, new build and gas prices

→ Open Position

What does all this mean? At least 50% hedged on rolling basis

License Renewal Update

License Renewal Status

Unit	Filed	Expiration	Expected NRC Decision Date
Palisades	Approved	3/24/31	Issued 1/2007
FitzPatrick	Approved	10/17/34	Issued 9/2008
Pilgrim	Yes	6/8/12	Est. 1Q 09
Vermont Yankee*	Yes	3/21/12	Est. 1Q 09
Indian Point 2	Yes	9/28/13	Est. 1Q 11
Indian Point 3	Yes	12/15/15	Est. 1Q 11

Comments on the Process

- ✓ License renewals are granted based on safety and environmental reviews
  - Strong safety scores (90 INPO Index)
  - Have tapped experts in environmental matters
- ✓ NRC process is consistent and is one that Enexus knows well
- ✓ Enexus' plants are important, low-cost generators in their regions
- ✓ At the end of October 2008, the ASLB ruled in Pilgrim's favor on the remaining contention

** Also requires receipt of a Certificate of Public Good from the Vermont Public Service Board, as well as approval from the Vermont state legislature to operate beyond 2012, with both expected in second half of 2009*

Long-Term Opportunities
Focus on Transactions and Asset Additions

1 Nuclear Plant Acquisitions



Small Fleet Operators and Proposed New Nuclear Plants
Map Legend
Proposed new units

2 Acquire/Develop Complementary Assets



Hydro
Simple Cycle Gas Turbine
Combined Cycle Gas Turbine

3 New Nuclear (Minority Interest / JV)



ABWR Major Systems
AP1000

4 EquaGen Growth



Decommission
Manage Construction
Complete Life Cycle of Services
Operate
License Renewal

Near-Term Growth Opportunities

1 **Hedge Strategy**
Current Energy Sold Forward
%



92
83
59
43
25
Bal. 08E
09E
10E
11E
12E

2 **Influencing Market Developments**

Carbon Legislation



RGGI Regional Greenhouse Gas Initiative

Capacity Markets

ISO new england

ISO New York Independent System Operator

MidwestISO

3 **Uprates**

Completed and Possible Uprates
MW



245
?
Completed
Possible

Liquidity Needs Call for An Array of Liquidity Sources

Working Capital

Non-Commodity

Commodity

Options for Sources of Liquidity

Cash on hand

Senior secured revolving credit facility

Synthetic letter of credit facility

Includes more than $1B in commitment letters for the senior secured revolving credit facility

Commodity credit facility

Direct liens

Other credit support mechanisms for hedging

Other Sources

- Free cash flow
- Flexible shareholder capital return policies
- PPAs / hedges are fixed / capped
- Guarantees
- Insurance products

Enexus Cares About Creating and Preserving Financial Flexibility

Liquidity	• Liquidity sources sized to accommodate market and operational stress scenarios • Can support a significant power price stress scenario
Flexibility	• Managing the business / liquidity for both upside and downside scenarios • Promote financial flexibility through diverse sources and tenors of capital and liquidity
Credit Ratings	• Target the BB range • Balance cost of capital, flexibility, regulatory factors, liquidity cushion for downside, and access to capital markets
Relationships	• Highly focused on the importance of developing relationships in good standing with capital providers and other support constituencies

Events of 2008 Demonstrate What's Possible for EBITDA


EBITDA* as of June 2008
Hedge Profile**; $M
2012 Aspiration @ $95/MWh
June 2008
@$91/MWh
EEI 2008
EEI 2007
@$75/MWh
Hedged
2,000
1,750
1,500
1,250
1,000
750
500
250
0
08E
12E


EBITDA* as of October 2008
Illustrative
Hedge Profile**; $M
2012 Aspiration @ $95/MWh
Drivers:
Heat Rate Expansion,
CO_2 Prices,
Capacity Prices
EEI 2008
EEI 2008
@ $75/MWh
Hedged
2,000
1,750
1,500
1,250
1,000
750
500
250
0
08E
12E

* *EBITDA = Net income plus interest expense, income taxes, depreciation and amortization and miscellaneous other income less other income*
** *Assuming LD pricing on open position*

EquaGen's Experience Spans Multiple Dimensions

Types of Service Offerings

- Full plant operations
- Management services
- Site development services
- Decommissioning services
- Licensing services
- Engineering

Case Study: Cooper Impact

Measure	Before 03	After 07	Change
Capability Factor, 18 months, %	77	92	↑ 19%
Forced Loss Rate, 18 months, %	13.1	1.6	↓ 88%
Last RFO Outage Length, Days	50	33	↓ 34%

Varied Operating Experience

✓ Regulated and non-utility plants
- 5 regulated units
- 6 non-utility units
- 1 management services

✓ All types of U.S. reactors
- 6 PWR / 3 manufacturers
- 5 BWR / 1 manufacturer

✓ Union and non-union
- 15 local unions (south, northeast, midwest)
- 4 union organizations @ 9 sites (IBEW, UWUA, Teamsters, United Government Security Officers of America)
- 1 non-union plant

Proven Operations Track Record Will Continue to Benefit Our Nuclear Plants

Formal Agreements Codify Exchange of Services and Payment

enexus
~160 employees

50%

Entergy

50%

EQUAGEN
~4,100 employees

Roles and Responsibilities	Enexus	Entergy
Plant Operation & Maintenance	EQU	ETR
Plant Employees	EQU	ETR
Senior Management	EXS	ETR
Chief Nuclear Officer	EQU	EQU
NRC Operating License	EQU	ETR

Service provided by: ETR Entergy EXS Enexus EQU EquaGen

Enexus / EquaGen Summary

- Enexus will be a unique business built on historical performance excellence
- Cost and asset advantages together with attractive markets offer valuable business opportunities
- License renewal is a process we understand and good progress is being achieved
- Growth comes from more than opportunistic hedging
- Enexus will manage liquidity across a range of scenarios
- EquaGen is founded on a wealth of nuclear experience with a track record of excellence

Overarching Financial Aspiration Remains to Continuously Achieve Top-Quartile Total Shareholder Return

Total Shareholder Return
10/30/1998* – 10/31/2008; %



300
250
200
150
100
50
0
-50
-100
UTY
ETR

Source: Bloomberg
** 10/31/1998 – New CEO named; Board turns company back to management*

While Not Providing Guidance for 2009, Entergy Can Provide Preliminary 2009 Financial Drivers

Preliminary 2009 Financial Drivers: Business As Usual View
$ per share (after-tax)

Illustrative



7.40 midpoint
7.10 – 7.70 range
6.70
1.15
(0.55)
(0.15)
(0.05)
0.15
7.25
0.15
7.40
Up to (0.22)
2008 Operational/ As-Reported* Earnings Midpoint
Utility/ Non-Utility Nuclear Net Revenue
Income Taxes
O&M/ RFO
Other
Accretion
2009 Operational/ As-Reported* Earnings Midpoint
Add'l** Capital Deploy-ment
2009 Post Capital Deploy-ment
2009 Spin-off Dis-synergies

* As-Reported for 2008 does not include a special item for expenses, a portion of which were incurred during the second and third quarters, anticipated in connection with the plan to pursue separation of Entergy's non-utility nuclear business and to enter into a nuclear services joint venture; 2009 excludes spin-off dis-synergies

** Additional capital deployment under a business as usual view to optimize the capital structure (subject to requisite approvals)

While Not Providing Guidance for 2009, Entergy Can Provide Preliminary 2009 Financial Drivers

Preliminary 2009 Financial Drivers: Business As Usual View

Illustrative

Drivers	$/Sh
2008 Operational / As-Reported* Earnings Midpoint	6.70
Utility / Nuclear Net Revenue ▪ Utility ~60%, reflecting weather-adjusted retail sales growth around 4%, considering effects of 08 hurricanes and industrial expansion, and increased revenues associated with rate actions ▪ Nuclear ~40%, reflecting 41 TWh of production, ~93% capacity factor, including 30 day refueling outages at Pilgrim and Palisades and 35 days at Indian Point 3 in Spring 09; also 83% energy sold under existing contracts at average price of $61/MWh and 17% sold into the spot market at average price of $69/MWh based on published market prices in Oct 08	1.15
Income Taxes at 33.5% effective tax rate for 08E vs. 38% for 09E	(0.55)
Non-fuel O&M/RFO growth around 2.5% – 3.0%, excluding $26M of 08E EAI extraordinary storm expense	(0.15)
Accretion associated with $640M buybacks (4Q08E – 09E), partially offset by equity units conversion in Feb 09; average fully diluted shares are 196M for 08E and 192M for 09E	0.15
Other	(0.05)
2009 Operational / As-Reported* Earnings Midpoint	7.25
Additional Capital Deployment to optimize the capital structure	0.15
2009 Post Capital Deployment	7.40
$0.60 range, widened to reflect 17% open position vs. 8% in 08	7.10 – 7.70
Spin-off dis-synergies with ultimate amount for 09E dependent on spin-off timing	(0.22)

* As-Reported for 2008 does not include a special item for expenses, a portion of which were incurred during the second and third quarters, anticipated in connection with the plan to pursue separation of Entergy's non-utility nuclear business and to enter into a nuclear services joint venture; 2009 excludes spin-off dis-synergies

While Not Providing Guidance for 2009, Entergy Can Provide Preliminary 2009 Financial Drivers

Preliminary 2009 Financial Driver Sensitivities ***Illustrative***

Variables ($ per share)	Description of Change	Estimated Annual Impact*
Utility Parent		
Sales Growth		
Residential	1% change in Residential MWh sold	– / +0.05
Commercial/Governmental	1% change in Comm'l / Gov't MWh sold	– / + 0.04
Industrial	1% change in Industrial MWh sold	– / + 0.02
Rate base	$100M change in rate base	– / +0.03
Return on equity	1% change in allowed ROE	– / +0.34
Entergy Nuclear		
Capacity factor	1% change in capacity factor	– / +0.08
Energy price	$10/MWh change for unsold energy	– / +0.22
Outage (lost revenue only)	1,000 MW plant for 10 days at average portfolio energy price of $61/MWh for sold and $69/MWh for unsold volumes in 09	– / +0.04

** Based on 196M estimated average fully diluted shares for 2008*

Three-Year Capital Plan Reflects Continued Investment in the Business

Projected Capital Expenditures
2009E – 2011E; $B



Maintenance Capital
Investing Capital
Utility/ Parent/ Other
5.7
2.5
3.2
Non-Utility Nuclear
1.0
0.3
0.7
Total
6.7

Investing Capital - Preliminary
2009E – 2011E; % of Total



3.2
Potential Portfolio Transformation
Generation (Existing Fleet)
Environmental
Transmission
Storm/Other
0.7
Dry Fuel Storage / License Renewal
Component Replacement
NYPA Value Sharing
Other
6.7
5.7
Utility / Parent / Other
1.0
Non-Utility Nuclear

Entergy Actively Plans to Ensure Adequate Liquidity Under a Variety of Scenarios

Entergy Liquidity Strategy

Immediate cash needs for:
- Storm restoration costs
- Temporary effect of outages
- Deferred fuel balances


Cash Requirements
Corporate
Liquidity
Strategy
Credit
Liquidity

Third party needs related to:
- Credit metrics, debt covenants and charter limits
- Agency actions
- Market confidence

Liquidity needs for:
- Collateral and early payments
- Capacity for 2σ event

While Entergy Has Adequate Liquidity, Each Utility Company Is Responsible for Storm Costs / Recovery

Current Liquidity
As of 9/30/2008; $M


6,029
5,655
374
262
2,556
Short & Long-Term Financing Capacity Available
Revolver Capacity Available
Funded Storm Reserves
Cash & Cash Equivalents (including LA securitization proceeds)

Financing Authorization
As of 9/30/2008; $M (subject to debt covenants)

Legal Entity	Cash & Cash Equivalents	Funded Storm Reserves	Short-Term		Long-Term	
			Total	Available at 9/30/08	FERC (State) Authority	Available at 9/30/08
ETR	27	-	3,500	224	-	-
EAI	3	-	250	244	450 APSC	150
EGSL	124	85	200	200	750	275
ELL	192	134	250	250	2,140	1,640
EMI	2	32	175	147	400	400
ENOI	120	11	100	100	230 CCNO	230
ETI	52	-	200	200	1,300	1,200
Nuclear	1,013	-	-	-	-	-
Other	1,023	-	920	589	275	180
TOTAL	2,556	262	5,595	1,954	5,545	4,075

Sources and Uses Analysis Supports Solid Near-Term Liquidity

Sources and Uses of Cash
3Q2008 – 4Q2008; $B


3.9
OCF
Funded Storm Reserves
Available Revolver Capacity
9/30/08
Cash & Cash Equivalents
(1.5)
Financing*/
Refinancing
Capital Expenditures
Dividends/
Repurchases
Other
2.4
Assumes Financing*/
Refinancing
2.0
Sources
Uses
Net Sources

* Remaining 08 financing is for ETI; in the event financing can not be executed on reasonable commercial terms, net sources will be reduced to $2.0B

Near-Term Debt Maturities Are Manageable As Well

Debt Maturities
4Q2008 – 2013+; $M
Excludes lease and DOE obligations



Parent/Other
Non-Utility Nuclear
U.S. Utility
181
516
762
4,791* **
5,195 *
Revolving Credit Facility
4Q08
4Q09
2010
2011-2012
2013+

* *ETI has until Dec 2010 to repay debt assumed under the debt assumption agreement pursuant to the EGS jurisdictional separation, including $178M otherwise due in 2011-2012 and $436M in 2013+*

** *$500M of ETR Corporation notes are subject to remarketing provisions in Nov or Dec 2008 or Feb 2009; In the event remarketing efforts fail, ETR will issue shares of stock pursuant to the equity units conversion in Feb 2009 and retire $500M of notes; Should the remarketing succeed, ETR will receive $500M of cash, issue shares of stock pursuant to the equity units and $500M of notes will remain outstanding*

Financial Overview Summary

- Top-quartile total shareholder return remains Entergy's overarching aspiration
- Near-term earnings reflect competitive growth
- Investment in business is focused on productive capital
- Overall liquidity is very solid at a time when liquidity matters most